                                                                   EXHIBIT 10.31


         The Registrant has filed an Amended Application for Confidential Treatment pursuant to Rule 406 under the Securities Act of 1933 with regard to portions of this document. Passages marked with the symbol "++" have been redacted from this exhibit and have been separately filed with the Commission.


                AMENDED AND RESTATED STANDBY OPERATING AGREEMENT


                 THIS AMENDED AND RESTATED STANDBY OPERATING AGREEMENT (this "Agreement") is dated as of April 5, 1996 by and among MCI Telecommunications Corporation, a Delaware corporation ("MCI"), In-Flight Phone Corporation, a Delaware corporation ("IFPC") and Continental Airlines, Inc., a Delaware corporation ("CAL").

                              W I T N E S S E T H:

                 WHEREAS, IFPC and CAL have entered into a Telecommunications System Agreement dated as of June 7, 1994, as amended by letter agreements dated May 29, 1995 and as of the date hereof(as so amended, the "CAL Agreement"); and

                 WHEREAS, the parties hereto are parties to that certain Standby Operating Agreement dated as of June 7, 1994 (the "Standby Operating Agreement"); and

                 WHEREAS, in connection with the letter agreement of even date herewith amending the CAL Agreement, the parties hereto desire to amend and restate the Standby Operating Agreement in its entirety;

                 NOW, THEREFORE, in consideration of the premises and agreements herein contained and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                 A. Provision of Services. (a) Upon the occurrence of a Mandatory Triggering Event (as defined in Section 2 below) or, at MCI's election as provided herein, upon the occurrence of an Optional Triggering Event (as defined in Section 2 below), MCI will provide to CAL, on behalf of IFPC, either through IFPC or using existing IFPC personnel, subcontractors and facilities and/or its own personnel, subcontractors and facilities, as MCI may determine in its reasonable discretion (subject to the provisions of Section 1(e) below), the following services within the United States (collectively, the "Services") with respect to the IFPC System and the IFPC Services (as such terms are defined in the CAL Agreement):

                          (1)         +                  of the      +
         which comprises a part of the IFPC System;

                          (2)          +                   of the
                 which comprises a part of the IFPC System (provided that (i)
         under no circumstances shall               +                  be
         deemed to obligate MCI to            +              and (ii) unless
         otherwise specified herein, MCI shall only be obligated to +
         ;

                          (3)         +                 relating to the use of
         the IFPC System and IFPC Services, including the         +      ;

                          (4)         +                 relating to the use of
         the IFPC System and IFPC Services,          including the         +
                            ;

                          (5)         +                 relating to the use of
          the IFPC System and IFPC Services; and

                          (6)     To the extent it has the ability to do so and
          acting in a commercially reasonable manner,   cause IFPC to   +





                 b.       MCI shall be obligated, and shall have the right, to
perform                             + upon the failure of IFPC to perform such
+         on the following terms and conditions:

                          (1)     If MCI does not                 +


                 MCI shall not be obligated to perform                 +
                         except that MCI shall be obligated to     +

                          (2)     As a condition of MCI's obligation to perform
                 +                        either           +




                          (3)     MCI shall have           +
                 from the termination date for the applicable cure period to which IFPC is entitled to under the terms of the CAL Agreement to cure any failure by IFPC to comply with
                 ++


                 (c) MCI shall provide the Services and perform the State of the Art Guarantee in (i) a professional and competent manner consistent with generally accepted industry standards applicable to services of this nature,
(ii) compliance with all applicable laws, rules and regulations, and (iii) compliance with the standards, guidelines and procedures contained in the CAL Agreement and such other reasonable standards, guidelines and procedures as IFPC shall provide to MCI and to which CAL reasonably agrees; provided, however, if MCI is required to cure an event of default under the CAL Agreement, MCI shall have an additional thirty day (or, in the case of Section 1(b)(iii) above, six month) period from the date on which such cure is to be effected under the CAL Agreement in which to effect such cure. MCI shall not be obligated to provide any other services to CAL, on behalf of IFPC, unless MCI shall agree thereto in writing.

                 (d) Nothing contained in this Agreement shall in any way restrict CAL's rights to (i) insist on IFPC performing its obligations under the CAL Agreement in accordance with the terms and conditions thereof, or (ii) terminate the CAL Agreement in accordance with the terms and conditions thereof after providing MCI the opportunity to cure any defaults by IFPC thereunder in accordance with the terms and conditions of this Agreement.

                 (e)      During the term of the CAL Agreement, MCI agrees with
CAL that                                     +



                 B.       Triggering Events.

                 a. MCI shall be obligated, and shall have the right, to provide the Services to CAL, on behalf of IFPC, upon the occurrence of any of the following events (collectively, the "Mandatory Triggering Events"):

                          (1)     The failure of IFPC to                     +




                 b. MCI may, and shall have the right to, provide the Services to CAL, on behalf of IFPC, upon the occurrence of any of the following events (the "Optional Triggering Events" and, collectively with the Mandatory Triggering Events, the "Triggering Events"):

                          (1)     The                 +


                          (2)     The                 +




                 Such election shall be exercised by MCI sending written notice thereof to IFPC and CAL within fifteen (15) days of the occurrence of such Optional Triggering Event.

                 C. Compensation. During such time as MCI is providing the Services, MCI shall be compensated as set forth in a separate letter agreement between IFPC and MCI dated June 7, 1994. The failure of IFPC to render such compensation shall have no effect on MCI's obligations to CAL hereunder.

                 D. CAL Agreement. The obligation of MCI to provide the Services are contingent upon (i) IFPC and CAL entering into the CAL Agreement and (ii) CAL granting MCI such access, assistance, information and cooperation as is reasonably necessary for MCI to perform its obligations hereunder. MCI's obligation to provide the Services shall terminate upon a termination, and shall not extend to any renewal term, of the CAL Agreement, except to the extent that performance is required to satisfy post-termination obligations of IFPC (such as the removal of the airborne equipment).

                 E.       Third Party Agreements.

                 a. If IFPC receives notice of default or termination from a third party under any of IFPC's agreements relating to the Services which MCI is providing or may provide in the future, which may include, without limitation, notices of default or termination relating to the CAL Agreement, IFPC equipment leases, IFPC ground station leases or IFPC agreements with suppliers or subcontractors (the "Third Party Agreements"), then IFPC shall promptly provide copies of such notices to MCI and CAL in accordance with
Section 10.1 below.

                 b. Upon the commencement of MCI's providing some or all of the Services, MCI shall have the right, but not the obligation, to (i) enforce the Third Party Agreements against the other party thereto, but only with respect to such other party's obligations which are reasonably necessary for MCI to provide the Services or (ii) perform IFPC's obligations under the Third Party Agreements, but only with respect to such IFPC obligations which are reasonably necessary for MCI to provide the Services.

                 F. Software Escrow Agreement. In connection with this Agreement, IFPC and MCI have entered into a software escrow agreement dated June 7, 1994.

                 G.       Confidential Information.

                 (a) The parties acknowledge that, except to the extent expressly specified in this Agreement, the information each party has provided or will provide in connection with the negotiation of and during the term of this Agreement, including, without limitation, this Agreement, are and shall be confidential and proprietary to the parties supplying such information (the "Confidential Information"). Each of the parties agrees not to use or disclose to any third party the Confidential Information of the other parties except as contemplated under this Agreement. Moreover, each party hereto agrees to restrict dissemination of particular Confidential Information to only those persons in its respective organization who must have access to such Confidential Information in order to assist such party in performing its obligations under this Agreement and will use its commercially reasonable efforts to cause such persons to comply with this Section 7.

                 (b) The parties' obligations with regard to any Confidential Information shall not apply in respect of such Confidential Information that:

                 (i) was in the public domain at the time it was disclosed;

                 (ii) was disclosed with the written consent of the other party;

                 (iii) had been acquired by the disclosing party prior to the time of disclosure by means that were not in violation of any agreement or law which was known to the disclosing party or which the disclosing party with reasonable care should have known;

                 (iv) becomes known to the disclosing party from a third party without breach of this Agreement or any other applicable agreement; or

                 (v) is required to be disclosed by any state or federal court or agency, provided that, if permitted by law, the disclosing party shall promptly inform the non-disclosing party of the request to disclose, and as the non-disclosing party may reasonably request, the disclosing party shall assist the non-disclosing party, at the expense of the non-disclosing party, in any effort by such party to obtain a protective order with respect to such Confidential Information.

                 (c) Upon a termination of this Agreement, each party in possession of Confidential Information of the other party shall promptly return such Confidential Information (and any copies, extracts and summaries thereof) to the other party, or, with the other party's written consent, shall promptly destroy such Confidential Information (and any copies, extracts and summaries thereof and, with respect to electronically stored copies, delete such records from any storage unit).

                 (d) The provisions of this Section 7 shall survive after termination of this Agreement.

                 H.       Indemnification.

                 a. Subject to clause (d) below, IFPC hereby agrees to indemnify, hold harmless and defend MCI and CAL and their respective employees, agents, subcontractors and affiliates against and in respect of any and all claims, demands, liabilities, losses, costs and expenses (including reasonable attorneys' fees and litigation expenses) arising out of or based upon the provision of the Services by MCI, except to the extent caused by the negligence or willful misconduct of MCI or CAL or their respective employees, agents, subcontractors or affiliates.

                 b. Subject to clause (d) below, MCI hereby agrees to indemnify, hold harmless and defend IFPC and CAL and their respective employees, agents, subcontractors and affiliates against and in respect of any and all claims, demands, liabilities, losses, costs and expenses (including reasonable attorneys' fees and litigation expenses) arising out of or based upon the negligence or willful misconduct of MCI, its employees, agents, subcontractors or affiliates (which, for these purposes, does not include IFPC) in providing the Services.

                 c. Subject to clause (d) below, CAL hereby agrees to indemnify, hold harmless and defend IFPC and MCI and their respective employees, agents, subcontractors and affiliates against and in respect of any and all claims, demands, liabilities, losses, costs and expenses (including reasonable attorneys' fees and litigation expenses) arising out of or based upon the negligence or willful misconduct of CAL, its employees, agents, subcontractors or affiliates relating to the provision of the Services.

                 d.       A party seeking indemnification pursuant to this
Section 8 (the "Indemnified Party") shall give prompt notice to the party from whom such indemnification is sought (the "Indemnifying Party") of the assertion of any claim, or the commencement of any action, suit or proceeding, in respect of which indemnity may be sought hereunder, and will give the Indemnifying Party such information with respect thereto as the Indemnifying Party may reasonably request, but no failure to give such notice shall relieve the Indemnifying Party of any liability hereunder, except to the extent that the Indemnifying Party has suffered actual prejudice thereby. The Indemnifying Party shall have the right to undertake the defense of any such claim asserted by a third person and the Indemnified Party shall cooperate in such defense and make available all records and materials requested by the Indemnifying Party in connection therewith at the Indemnifying Party's expense. The Indemnified Party shall be entitled to participate in such defense, but shall not be entitled to indemnification with respect to the costs and expenses of such participation in such defense if the Indemnifying Party shall have assumed the defense of the claim with counsel reasonably satisfactory to the Indemnified Party. The Indemnifying Party shall not be liable for any claim settled without its consent, which consent may not be unreasonably withheld. The Indemnifying Party may settle any claim without the consent of any Indemnified Party, but only if the sole relief awarded is monetary damages and the Indemnifying Party pays in full all such damages and obtains a complete and total release from all claimants of liability with respect to the Indemnified Party.

                 I.       Limitations of Liability.

                 a. IN NO EVENT WILL ANY PARTY OR ITS AFFILIATES BE LIABLE TO ANOTHER PARTY HEREUNDER FOR ANY INDIRECT, CONSEQUENTIAL, SPECIAL, EXEMPLARY OR INCIDENTAL DAMAGES. THE FOREGOING DOES NOT LIMIT CLAIMS FOR DAMAGES TO THE EXTENT THAT SUCH DAMAGES (i) (x) ARISE FROM CLAIMS WHICH ARE SUBJECT TO INDEMNIFICATION PURSUANT TO SECTION 8 ABOVE AND (y) ARE SUFFERED BY A PERSON OR ENTITY OTHER THAN THE PARTY SEEKING INDEMNIFICATION OR (ii) ARISE FROM A BREACH BY A PARTY OF ITS CONFIDENTIALITY OBLIGATIONS.

                 b. THESE LIMITATIONS OF LIABILITY SHALL APPLY REGARDLESS OF THE FORM OF ACTION, WHETHER IN CONTRACT, WARRANTY, STRICT LIABILITY, OR TORT (INCLUDING, WITHOUT LIMITATION, ACTIVE OR PASSIVE NEGLIGENCE).

                 c.       SUBJECT TO CLAUSES (d) AND (e) BELOW, A PARTY MAY
BRING A CLAIM FOR DAMAGES                       +

(1) SUCH DAMAGES DIRECTLY RESULT FROM A BREACH BY THE OTHER PARTY OF ITS OBLIGATIONS HEREUNDER AND (ii) FOR EACH CONTRACT YEAR (AS DEFINED IN THE CAL AGREEMENT), THE DAMAGES SUFFERED DURING SUCH CONTRACT YEAR ARE IN EXCESS OF THE
LESSER OF        +           OF THE PREVIOUS CONTRACT YEAR'S GUARANTEED ANNUAL
COMMISSION (AS DEFINED IN THE CAL AGREEMENT) OR                 +
PROVIDED THAT FOR THE INITIAL CONTRACT YEAR, SUCH DAMAGES ARE IN EXCESS OF
 +                                        AS AN EXAMPLE, CAL'S DIRECT
DAMAGES WOULD INCLUDE





                 d.       SUBJECT TO CLAUSE (e) BELOW, MCI'S LIABILITY TO CAL
UNDER THIS AGREEMENT      +


AND THE LETTER OF GUARANTEE DATED AS OF JUNE 7, 1994 (THE "GUARANTEE") FROM MCI
TO CAL SHALL NOT EXCEED       +          TO THE EXTENT CAL RECEIVES ACTUAL
ANNUAL COMMISSIONS OR IFPC PAYMENTS UNDER THE GUARANTEE (AS DEFINED IN THE GUARANTEE) (REGARDLESS OF WHETHER SUCH COMMISSIONS OR PAYMENTS ARE MADE BY IFPC OR A THIRD PARTY SUCH AS MCI), MCI'S AGGREGATE LIABILITY UNDER THIS AGREEMENT AND THE GUARANTEE SHALL BE DECREASED BY THE AMOUNT OF SUCH COMMISSIONS OR PAYMENTS. MCI'S AGGREGATE LIABILITY SHALL NOT BE DECREASED FOR PAYMENTS MADE BY MCI TO THIRD PARTIES OR COSTS INCURRED BY MCI PURSUANT TO ITS OBLIGATIONS UNDER SECTION 1.

                 e.       WITHIN THIRTY DAYS OF MCI'S LIABILITY TO CAL
HEREUNDER BEING REDUCED TO             +                   BEING HEREIN
SOMETIMES REFERRED TO AS THE "CONTINGENCY FUND"), MCI AND IFPC SHALL SEND NOTICE TO CAL THEREOF, AND CAL SHALL HAVE THE RIGHT TO TERMINATE THE CAL AGREEMENT AS PROVIDED IN SECTION 14.7(v) THEREOF, PROVIDED THAT CAL SHALL NOT HAVE THE RIGHT TO TERMINATE IF, PRIOR TO CAL'S SENDING SUCH A NOTICE OF TERMINATION, MCI AGREES, SUBJECT TO CLAUSES (a) THROUGH (c) ABOVE, TO REMAIN
LIABLE TO CAL HEREUNDER FOR     +


                   WITHOUT REDUCTION FOR CAL'S RECEIPT OF ACTUAL ANNUAL COMMISSIONS OR IFPC PAYMENTS UNDER THE GUARANTEE. THIS PROCESS SHALL BE REPEATED ANY TIME THAT ANY PAYMENT OF DAMAGES BY MCI TO CAL CAUSES A REDUCTION IN THE AMOUNT OF THE CONTINGENCY FUND.

                 f. OTHER THAN THE PERFORMANCE OF ITS INDEMNIFICATION OBLIGATIONS HEREUNDER, MCI SHALL HAVE NO LIABILITY TO IFPC, ITS

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EMPLOYEES, AGENTS, SUBCONTRACTORS OR AFFILIATES RESULTING FROM A FAILURE OF MCI
TO PERFORM ITS OTHER OBLIGATIONS HEREUNDER.

                 J.       Miscellaneous.

                 IX. J. 1.        Notices.

                 a. Each of CAL and IFPC agrees to provide MCI with any notices sent by such party to the other pursuant to the CAL Agreement which relate to matters affecting MCI's obligations under this Agreement.

                 b. All notices, requests and other communications to any party hereunder shall be in writing (including telex, telecopy or similar writing) and shall be given to such party at its address or telex or telecopy number set forth below or such other address or telex or telecopy number as such party may hereafter specify for the purpose by notice to the other parties. Each such notice, request or other communication shall be effective
(i) when delivered in person, (ii) if given by telex or telecopy, when transmitted to the telex or telecopy number specified below and confirmation of transmission is received, or (iii) if given by mail or if given by any other means, when delivered at the address specified below.

                 MCI:

                          MCI Telecommunications Corporation
                          1801 Pennsylvania Avenue, N.W.
                          Washington, D.C.  20006
                          Attention:  General Counsel
                          202-872-1600   (Phone)
                          202-887-2195   (Fax)

                 IFPC:

                          In-Flight Phone Corporation
                          One Tower Lane
                          Oakbrook Terrace, Illinois  60181
                          Attention:  President
                          (708) 573-2660 (Phone)
                          (708) 573-2770 (Fax)

                 CAL:

                          Continental Airlines, Inc.
                          2929 Allen Parkway, Suite 2010
                          Houston, Texas  77019
                          Attention: Chief Financial Officer
                                   General Counsel
                          (713) 834-2950 (Phone)
                          (713) 520-6329 (Fax)

                 IX. J. 2.        Amendments; No Waivers.

                 a. Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by all of the parties hereto, or in the case of a waiver, by the party against whom the waiver is to be effective.

                 b. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law or in equity.

                 IX. J. 3.        Assignment; Benefit of Agreement.  No party
may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of the other parties hereto, and any such attempted assignment shall be of no force and effect; provided, however, that (i) MCI shall be permitted to subcontract with one or more third parties to provide the Services to CAL, (ii) consent is hereby given to any such assignment, delegation or transfer to any corporation with which any party hereto may merge or consolidate, or which may succeed to its assets or business or a substantial portion thereof, or to any corporation which is a parent, subsidiary or affiliated company of such party and (iii) the subcontracting, assigning, delegating or transferring party shall remain liable for ensuring that its obligations are fulfilled in accordance with the terms of this Agreement. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

                 IX. J. 4.        No Third Party Beneficiaries.  No person
which is not a signatory hereto is or shall be deemed to be a third party beneficiary of this Agreement.

                 IX. J. 5.        Independent Contractors.  No agency,
partnership or joint venture is established by this Agreement. No party shall enter into any contractual obligations, incur expenses or liabilities, or hold itself out to third parties as having the authority to enter into and incur any contractual obligations, expenses or liabilities, on behalf of any other party hereto.

                 IX. J. 6.        Access and Cooperation.

                 a. IFPC shall provide MCI, its employees, agents, subcontractors and affiliates with such access, assistance, information, training and cooperation as MCI may reasonably request for it to be prepared to perform and/or to perform its obligations hereunder, which may include, without limitation, permitting MCI to secund personnel to IFPC and/or to have MCI personnel accompany IFPC personnel in performing their responsibilities, providing MCI with reports regarding the performance and/or maintenance of the IFPC System, granting to MCI sublicenses to software which comprise a part of the IFPC System, permitting MCI to enter IFPC's premises, assigning contract rights to MCI necessary for MCI to perform its obligations hereunder and obtaining necessary third party consents. The failure of IFPC to perform such obligations shall not excuse any failure by MCI to perform its obligations to CAL hereunder.

                 b. CAL shall provide MCI, its employees, agents, subcontractors and affiliates with such access, assistance, information, training and cooperation as MCI may reasonably request for it to be prepared to perform and/or to perform its obligations hereunder, which may include, without limitation, obtaining necessary third party consents and permitting MCI to enter CAL's aircraft.

                 c. In the event MCI provides CAL with some or all of the Services, MCI shall, and shall cause its employees, agents, subcontractors and affiliates to, provide IFPC and CAL with such access, assistance, information and cooperation as is reasonably necessary for IFPC and CAL to meet their respective contractual and legal obligations.

                 IX. J. 7.        Governing Law.  This Agreement shall be
exclusively construed in accordance with and governed by the laws of New York, without reference to the conflict or choice of laws principles thereof.

                 IX. J. 8.        Counterparts; Effectiveness.  This Agreement
may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received a counterpart hereof signed by the other parties hereto.

                 IX. J. 9         Entire Agreement.  This Agreement, together
with the agreements referred to in Sections 3 and 6 hereof, constitute the entire agreement between the parties with respect to the subject matter hereof and supersede all prior agreements, understandings and negotiations, both written and oral, between the parties with respect to the subject matter of this Agreement.

                 IX. J. 10.       Captions.  The captions herein are included
for convenience of reference only and shall be ignored in the construction or interpretation hereof.

                 IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                      MCI TELECOMMUNICATIONS CORPORATION


                                      By       Michael J. Rowny
                                         --------------------------------
                                         Name:  Michael J. Rowny
                                         Title: Executive Vice President


                                      IN-FLIGHT PHONE CORPORATION


                                      By       Neal F. Meehan
                                         --------------------------------
                                         Name:  Neal F. Meehan
                                         Title: Executive Vice President


                                      CONTINENTAL AIRLINES, INC.


                                      By       Jeffery A. Smisek
                                         --------------------------------
                                         Name:  Jeffery A. Smisek
                                         Title: Senior Vice President